                                                                  EXHIBIT(e)(iv)

PART I              CHECK THE APPROPRIATE COMPANY.       OFFICE USE ONLY:      1

APPLICATION FOR INDIVIDUAL AND MULTI-LIFE LIFE INSURANCE

[ ] METROPOLITAN LIFE  INSURANCE COMPANY
    200 Park Avenue, New York, NY 10166

[ ] NEW ENGLAND LIFE INSURANCE  COMPANY
    501 Boylston Street, Boston, MA 02116-3700

[ ] METLIFE INVESTORS INSURANCE COMPANY
    13045 Tesson Ferry Road, St. Louis MO 63128

[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
    13045 Tesson Ferry  Road, St. Louis, MO 63128

                   [ ] METLIFE INVESTORS USA INSURANCE COMPANY
       222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

          The Company indicated above is referred to as "the Company".

SECTION 1 PROPOSED INSURED(S)

1. PROPOSED  INSURED #1

                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
Years at this address* ___________SSN/Tax ID ___________________________________
Home Phone Number (______)_______Best TIME to call:       FROM _________________
Work Phone Number (______)_______[ ] Daytime [ ] Evening  TO____________________
Cell Phone Number (______)_______Best NUMBER to call: [ ] Home [ ] Work [ ] Cell Driver's License Number ________________________________ State _________________
License Issue Date ________________________ License Expiration Date ____________ Marital Status [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed
                MONTH       DAY       YEAR
Date of Birth _______________________________ State/Country of Birth ___________
Sex  [ ] Male  [ ] Female         Net Worth $ __________________________________
Annual Earned Income $ ___________ Annual Unearned Income $ ____________________ Employer's Name ________________________________________________________________
Street _________________________________________________________________________
City ______________________________________ State _____________ Zip ____________
Position/Title/Duties______________________ Length of Employment _______________

2. PROPOSED INSURED #2

Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1
                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
Years at this address* ___________SSN/Tax ID ___________________________________

IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

Home Phone Number  (______)_______Best TIME to call:
Work Phone Number  (______)_______[ ] Daytime [ ] Evening
Cell Phone Number (______)_______Best NUMBER to call: [ ] Home [ ] Work [ ]Cell Driver's License Number ________________________________State __________________
Issue Date _______________________________ Expiration Date _____________________
Marital Status [ ] Single  [ ] Married  [ ] Separated  [ ] Divorced  [ ] Widowed
                MONTH       DAY       YEAR
Date of Birth _______________________________ State/Country of Birth ___________
Sex  [ ] Male  [ ] Female         Net Worth $ __________________________________
Annual Earned Income $ ___________ Annual Unearned Income $ ____________________ Employer's Name ________________________________________________________________
Street _________________________________________________________________________
City ______________________________________ State _____________ Zip ____________
Position/Title/Duties______________________ Length of Employment _______________

* If less than 3 years, add prior residence address in Additional Information Section, Page 13.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

ADDITIONAL INSUREDS: See Supplemental Forms Package.

ENB-7-05                                                               XX(xx/0x)

2

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 1 PROPOSED INSURED(S) (continued)

3. DEPENDENT SPOUSE OR MINOR

A.  Are any persons to be insured a dependent spouse?            [ ] YES  [ ] NO
IF YES, please provide:
   Amount of EXISTING insurance on spouse of Proposed Insured $ _____________ Amount of insurance APPLIED FOR on spouse of Proposed Insured $ _____________

B. 1. Are any persons to be insured a dependent minor?           [ ] YES [ ] NO
IF YES, please provide:
   Amount of EXISTING insurance on father/guardian               $ _____________
   Amount of insurance APPLIED FOR on father/guardian            $ _____________
   Amount of EXISTING insurance on mother/guardian               $ _____________
   Amount of insurance APPLIED FOR on mother/guardian            $ _____________

   2. Are all siblings of this dependent minor equally insured? [ ] YES [ ] NO IF NO, please provide details:

SECTION 2 EXISTING OR APPLIED FOR INSURANCE

1. EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any existing or applied for life insurance (L) or annuity (A) contracts with this or any other company?

                                                 PROPOSED INSURED [ ] YES [ ] NO
                                                            OWNER [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

   PROPOSED
    INSURED                TYPE   AMOUNT OF YEAR OF   ACCIDENTAL    EXISTING OR
(#1, #2, OTHER)  COMPANY   (L,A)  INSURANCE  ISSUE   DEATH AMOUNT   APPLIED FOR
-------------------------------------------------------------------------------
                                                                        [ ] E
                                                                        [ ] A
-------------------------------------------------------------------------------
                                                                        [ ] E
                                                                        [ ] A
-------------------------------------------------------------------------------
                                                                        [ ] E
                                                                        [ ] A
-------------------------------------------------------------------------------
                                                                        [ ] E
                                                                        [ ] A
-------------------------------------------------------------------------------
                                                                        [ ] E
                                                                        [ ] A
-------------------------------------------------------------------------------

B.   Do any of the Proposed Insureds have any application
     for disability insurance (D) or critical illness
     insurance (C) or long term care insurance (LTC) applied
     for or planned with THIS Company or its affiliates?          [ ] YES [ ] NO

IF YES, provide: Proposed Insured(#1, #2, other)_________Type (D,C,LTC)_________

IF YES Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

2. REPLACEMENT

A.   In connection with this application, has there been, or
     will there be with this or any other company any:
     surrender transaction; loan; withdrawal; lapse;
     reduction or redirection of premium/consideration; or
     change transaction (except conversions) involving an
     annuity or other life insurance?                             [ ] YES [ ] NO

IF YES, complete Replacement Questionnaire and Disclosure
AND any other state required replacement forms.

B.   Is this an exchange under Internal Revenue code section
     1035?                                                        [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

ENB-7-05                                                               XX(xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 3 OWNER

IDENTITY OF PRIMARY OWNER (Check one.)

[ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.
[ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.
[ ] Other Person COMPLETE QUESTIONS 1 AND 2.
[ ] Entity COMPLETE QUESTION 3 ONLY.

1. OWNER IDENTIFICATION

[ ] U.S. Driver's License already provided on Page 1 ( Proposed Insured)
[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other GOVERNMENT
                                                                ISSUED
Issuer of ID ________________________________ ID Issue Date ____________________
ID Reference Number _________________________ ID Expiration Date _______________

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

2. OWNER OTHER THAN PROPOSED INSURED(S)

                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
Phone Number (______)___________________________________________________________

Citizenship ______________________ Country of Permanent Residence ______________

                MONTH       DAY       YEAR
Date of Birth _______________________________ SSN/Tax ID _______________________
Relationship to Proposed Insured(s) ____________________________________________
Employer's Name ________________________________________________________________
Street _________________________________________________________________________
City ______________________________________ State _____________ Zip ____________
Position/Title/Duties______________________ Length of Employment _______________

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.

IF CUSTODIAN is acting on behalf of a minor under UTMA/UGMA, please complete Additional Owner Form in Supplemental Forms package.

3. ENTITY/TRUST AS OWNER

Entity/Trust Type: [ ] C Corporation  [ ] S Corporation       [ ] LLC
                   [ ] Partnership    [ ] Sole Proprietorship [ ] Trust
                                                   MONTH      DAY       YEAR
Tax ID Number ____________________ Date of Trust _______________________________
Name of Entity/Trust ___________________________________________________________
Name of Trustee(s) _____________________________________________________________
Street _________________________________________________________________________
City ________________________________ State _________________ Zip ______________
Proposed Insured(s) Relationship to Entity _____________________________________
Nature of Business ______________________________ Business Phone _______________
Is entity publicly traded? [ ] YES [ ] NO

IF NO, please supply one of the following documents: (Indicate which one you are supplying.)

         [ ] Articles of Incorporation/Government Issued Business License
         [ ] LLC Operating Agreement
         [ ] Partnership Agreement
         [ ] Government Issued Certificate of Good Standing

IF TRUST Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS Complete Business Supplement form in Supplemental Forms Package.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

ENB-7-05                                                               XX(xx/0x)

4

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 4 BENEFICIARY(IES)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living Children as beneficiaries below.

[ ] PRIMARY

[ ] CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR ENTITY OWNER.

                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City______________________________State ____________________Zip ________________
                MONTH       DAY       YEAR
Date of Birth _______________________________ SSN/Tax ID NOT REQUIRED
Relationship to Proposed Insured(s) ____________________________________________
Percent of Proceeds____________________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT


                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
                MONTH       DAY       YEAR
Date of Birth _________ _________ __________ SSN/Tax ID NOT REQUIRED Relationship to Proposed Insured(s) ____________________________________________
Percent of Proceeds____________________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT


                  FIRST                  MIDDLE                      LAST
Name ___________________________________________________________________________
Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
                MONTH       DAY       YEAR
Date of Birth _______________________________ SSN/Tax ID  NOT REQUIRED
Relationship to Proposed Insured(s) ____________________________________________
Percent of Proceeds____________________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional information Section, Page 13.

SECTION 5 CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)
                        FIRST               MIDDLE                 LAST
Custodian's name _______________________________________________________________
                                    NAME(S) OF MINOR(S)
as Custodian for _______________________________________________________________
                NAME OF STATE
under the ____________________________Uniform Transfers[or Gifts] to Minors Act. Street _________________________________________________________________________
City _____________________________State ____________________Zip ________________
Relationship to Minor(s)________________________________________________________

ENB-7-05                                                               XX(xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 6 INFORMATION REGARDING INSURANCE APPLIED FOR

1. PRODUCT & FACE AMOUNT

Product Name____________________________________________________________________
Face Amount $ ____________ (Complete Personal Financial Supplement if $1,000,000 or more.)

[ ] Group Conversion *
Optional Benefits and Riders:
[ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*
                         COMPLETE FOR FIRST DESIGNATED LIFE
    Option Period(s): ____________________________________________ $ ___________
[ ] Guaranteed Survivor Income Benefit (GSIB)
[ ] Term Rider Specify: __________________________________________ $ ___________
[ ] Life Guaranteed Purchase Option (LGPO)
[ ] Acceleration of Death Benefit Rider (ADBR)*
[ ] Enricher Options (PAIR/VABR)* Specify: _______________________ $ ___________
[ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
[ ] Disability Waiver (DW) Specify: ______________________________ $ ___________
[ ] Other ______________________________________________________________________

Special Requests/Other:
[ ] Save Age          [ ] Specific Policy Date _________________________________
[ ] Other_______________________________________________________________________
________________________________________________________________________________

Check here if [ ]alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

________________________________________________________________________________
________________________________________________________________________________

2. ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan
(for traditional plans), if available?                            [ ] YES [ ] NO

Dividend Options:
[ ] Paid-up Additions    [ ] VAI Equity Additions*    [ ] Premium Reduction
[ ] Cash                 [ ] Accumulations/DWI
[ ] Other ______________________________________________________________________

3. ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount: Year 1 $__________ Excess/Lump Sum $____________________ Duration of premium payments ___________________________________________________
Planned annual unscheduled payment (if applicable): $ __________________________ Renewal Premium(if applicable): $ ______________________________________________
Death Benefit Option/Contract Type _____________________________________________

Definition of Life Insurance Test: [ ] Guideline Premium Test
                                   [ ] Cash Value Accumulation Test
(if available under policy applied for)

Guaranteed to age:(VUL only) [ ] 65 [ ] 75 [ ] 85 [ ] 5 years [ ] Other ________

4. ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                                               EGN/PENSION NUMBER
Qualified/Non-Qualified Plan number ____________________________________________

* Complete these forms, if applicable:

     -    ADBR

     -    Enricher/Equity Additions

     -    Group Conversion

     -    GSPO+

These forms can be found in the Supplemental Forms Package.

For Variable Life, also complete Variable Life Supplement.

ENB-7-05                                                               XX(xx/0x)

6

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 7 PAYMENT INFORMATION

1.  PAYMENT MODE (Check one.)

DIRECT BILL:        [ ] Annual          [ ] Semi-Annual     [ ] Quarterly
ELECTRONIC PAYMENT: [ ] Monthly
SPECIAL ACCOUNT:    [ ] Government Allotment                [ ] Salary Deduction

Additional Details:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

2.  SOURCE OF CURRENT AND FUTURE PAYMENTS (Check all that apply.)

[ ] Earned Income [ ] Mutual Fund/Brokerage Account [ ] Money Market Fund
[ ] Savings [ ] Use of Values in another Life Insurance/Annuity Contract
[ ] Certificate of Deposit [ ] Loans [ ] Other _________________________________

3.  PAYMENT

Amount collected with application $ ____________________________________________
(Must equal at least one monthly premium.)

Premium Payor:

[ ] Proposed Insured #1       [ ] Proposed Insured #2       [ ] Primary Owner
[ ] Other

    Name________________________________________________________________________
    Relationship to Proposed Insured(s) and Owner_______________________________ Reason this person is the Payor_____________________________________________

NOTE: It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

4.  BILLING ADDRESS INFORMATION

[ ] Proposed Insured #1 Address [ ] Proposed Insured #2 Address
[ ] Primary Owner's Address
[ ] Other Premium Payor's/Alternate Billing Address (Provide details here.)

Street _________________________________________________________________________
City ____________________________________ State ______________ Zip _____________

[ ] Special Arrangements
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

E-MAIL ADDRESSES (Optional)

Proposed Insured #1 ____________________________________________________________
Proposed Insured #2 ____________________________________________________________
Primary Owner __________________________________________________________________
Joint/Contingent Owner _________________________________________________________


ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8 GENERAL RISK QUESTIONS

The following questions are to be answered ALL persons to be insured, including those covered by any riders applied for.

1.    Within the past three years has ANY person to be
      insured flown in a plane other than as a passenger on
      a scheduled airline or have plans for such activity
      within the next year?                                       [ ] YES [ ] NO

IF YES, complete a separate Aviation Supplement for each applicable Proposed Insured.

2. Within the past three years has ANY person to be insured participated in or intend to participate in ANY of the following:

      Underwater sports - (SCUBA diving, skin diving, or similar activities);

      Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);

      Racing sports - (motorcycle, auto, motor boat or similar activities);

      Rock or mountain climbing or similar activities;

      Bungee jumping or similar activities?                       [ ] YES [ ] NO

IF YES, complete a separate Avocation Supplement for each applicable Proposed Insured.

If you need more space, please use the Additional
Information Section, Page 13.

3.    Within the PAST TWO YEARS has ANY person to be insured
      TRAVELED or RESIDED outside the U.S. or Canada?             [ ] YES [ ] NO

IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

4.    Within the NEXT TWO YEARS has ANY person to be insured
      INTEND TO TRAVEL or RESIDE outside the U.S. or Canada?      [ ] YES [ ] NO

IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

5.    CITIZENSHIP/RESIDENCY

      A. Are all persons to be insured U.S. Citizens?             [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)___________________ Country of Citizenship___________________
Visa Type/ID__________________________ Visa Number______________________________
Expiration Date_______________________ Length of Time in U.S.___________________

[ ] Check here if currently applying for a Social Security number.

      B. Are all persons to be insured permanent residents
      of the United States?                                       [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________
Country of Residence____________________________________________________________

ENB-7-05                                                              XX (xx/0x)

8

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8 GENERAL RISK QUESTIONS (continued)

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

6.    In the last five years, has ANY person to be insured
      used tobacco products (e.g., cigarettes; cigars;
      pipes; smokeless tobacco; chew; etc.) or nicotine
      substitutes (e.g., patch, gum)?                             [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)____________________________ Date Last Used__________________
Type____________________________________________________________________________
Amount/Frequency________________________________________________________________

7.    Has ANY person to be insured: EVER had a driver's
      license suspended or revoked; EVER been convicted of
      DUI or DWI; or had, in the last five years, any moving
      violations?                                                 [ ] YES [ ] NO

IF YES, please provide Proposed Insured, date and violation.

Proposed Insured(s)_____________________________________________________________
Details:________________________________________________________________________
________________________________________________________________________________

If you need more space, please use the Additional
Information Section, Page 13.

8.    Has any person to be insured EVER had an application
      for life, disability income or health insurance
      declined, postponed, rated or modified or required an
      extra premium?                                              [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)_____________________________________________________________
Details:________________________________________________________________________
________________________________________________________________________________

9.    Are all persons to be insured: actively at work; or a
      homemaker performing regular household duties; or a
      student attending school regularly?                         [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________
Details:________________________________________________________________________

10.   LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER.

A. Does any person to be insured under this rider currently
   use any mechanical equipment such as: a walker; a
   wheelchair; long leg braces; or crutches?                      [ ] YES [ ] NO

IF YES, please note which and the reason.
________________________________________________________________________________

Proposed Insured(s)_____________________________________________________________

B. Does any person to be insured under this rider need any
   assistance or supervision with any of the following
   activities: bathing; dressing; walking; moving in/out of
   a chair or bed; toileting; continence; or taking
   medication?                                                    [ ] YES [ ] NO

Proposed Insured(s)_____________________________________________________________

Please answer these questions ONLY IF REQUESTING THE LONG
TERM CARE GUARANTEED PURCHASE OPTION RIDER.

ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

PART II

SECTION 1 PHYSICIAN INFORMATION

1.    PHYSICIAN

Please provide name of doctor, practitioner, or health care facility who can provide the most complete and up to date information concerning the present health of the Proposed Insured(s).

PHYSICIAN INFORMATION FOR PROPOSED INSURED #1

[ ]   Check here if no doctor, practitioner or health care facility is known.

Physician Name________________________________ Phone Number (__________________)
Name of Practice/Clinic_______________________ Fax Number (____________________)
Street__________________________________________________________________________
City__________________________________________ State___________ Zip_____________
Date Last Consulted_________________ Reason_____________________________________

Findings, treatment given, medication prescribed. If None, check here [ ].
________________________________________________________________________________
________________________________________________________________________________

PHYSICIAN INFORMATION      [ ] PROPOSED INSURED #1      [ ] PROPOSED INSURED #2

[ ]   Check here if no doctor, practitioner or health care facility is known.

Physician Name________________________________ Phone Number (__________________)
Name of Practice/Clinic_______________________ Fax Number (____________________)
Street__________________________________________________________________________
City__________________________________________ State___________ Zip_____________
Date Last Consulted_________________ Reason_____________________________________

Findings, treatment given, medication prescribed. If None, check here [ ].
________________________________________________________________________________
________________________________________________________________________________

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

SECTION 2 MEDICAL QUESTIONS

1.    HEIGHT/WEIGHT

Proposed Insured #1          Height____________________Weight___________________
Proposed Insured #2          Height____________________Weight___________________

Has any Proposed Insured experienced a change in weight
(greater than 10 pounds) in the past 12 months?                   [ ] YES [ ] NO

IF YES, specify:

Proposed Insured #1        Pounds lost______________ Pounds gained______________
Proposed Insured #2        Pounds lost______________ Pounds gained______________

Reason__________________________________________________________________________

ENB-7-05                                                              XX (xx/0x)

10

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2 MEDICAL QUESTIONS (continued)

2. Has a parent (P) or sibling (S) of any person to be insured ever had: heart disease; coronary artery disease; high blood pressure; diabetes; or
      mental illness?                                           [ ] YES [ ] NO

IF YES, indicate below:

                                                            STATE OF HEALTH
    PROPOSED       RELATIONSHIP TO     AGE IF    AGE AT   SPECIFIC CONDITIONS,
INSURED (#1, #2)   PROPOSED INSURED    LIVING    DEATH      CAUSE OF DEATH
----------------   ----------------    ------    ------   --------------------
                    [ ] P    [ ] S
                    [ ] P    [ ] S
                    [ ] P    [ ] S
                    [ ] P    [ ] S

3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                                             OTHER
                                                                   PROPOSED     PROPOSED    PROPOSED
                                                                  INSURED #1    INSURED #2   INSURED
                                                                  YES     NO    YES   NO    YES   NO
A. High blood pressure; chest pain; heart attack; or any
   other disease or disorder of the heart or circulatory
   system?                                                        [ ]    [ ]    [ ]  [ ]    [ ]  [ ]

B. Asthma; bronchitis; emphysema; sleep apnea; shortness of
   breath; or any other disease or disorder of the lungs or
   respiratory system?                                            [ ]    [ ]    [ ]  [ ]    [ ]  [ ]

C. Seizures; stroke; paralysis; Alzheimer's disease;
   multiple sclerosis; memory loss; Parkinson's disease;
   progressive neurological disorder; headaches; or any
   other disease or disorder of the brain or nervous system?      [ ]    [ ]    [ ]  [ ]    [ ]  [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION      PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION    DIAGNOSIS/SEVERITY
 NUMBER            NAME          ADDRESS IF NOT ALREADY PROVIDED    OF ILLNESS     MEDICATIONS/TREATMENT
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

ENB-7-05                                                              XX (xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

3. Has ANY Person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                                                     OTHER
                                                                    PROPOSED        PROPOSED        PROPOSED
                                                                   INSURED #1      INSURED #2       INSURED
                                                                    YES   NO        YES   NO        YES   NO
D.    Ulcers; Colitis; hepatitis; cirrhosis; or
      any other disease or disorder of the liver;
      gallbladder; stomach; or intestines?                         [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

E.    Any disease or disorder of: the kidney;
      bladder; or prostate; or blood, protein or
      pus in the urine?                                            [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

F.    Diabetes; thyroid disorder; or any other
      endocrine problem(s)?                                        [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

G.    Arthritis; gout; or disorder of the
      muscles, bones or joints?                                    [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

H.    Cancer; tumor; polyp; cyst or any skin
      disease or disorder?                                         [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

I.    Anemia; leukemia; or any other disorder of
      the blood or lymph glands?                                   [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

J.    Depression; stress; anxiety; or any other
      psychological or emotional disorder or
      symptoms?                                                    [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

K.    Any disease or disorder of the eyes, ears,
      nose, or throat?                                             [ ]    [ ]       [ ]   [ ]       [ ]   [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION     PROPOSED INSURED                NAME OF PHYSICIAN                 DATE/DURATION        DIAGNOSIS/SEVERITY
 NUMBER            NAME                ADDRESS IF NOT ALREADY PROVIDED           OF ILLNESS        MEDICATIONS/TREATMENT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ENB-7-05                                                               XX(xx/0x)

12

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2 MEDICAL QUESTIONS (continued)

4. Has ANY person to be insured:

                                                                                              OTHER
                                                             PROPOSED        PROPOSED        PROPOSED
                                                            INSURED #1      INSURED #2       INSURED
                                                             YES   NO        YES   NO       YES   NO
A.    Currently, or within the past six months,
      been under observation or received
      treatment or taken any medication?
      (Including over-the-counter medications,
      vitamins, herbal supplements, etc.)                    [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

B.    For the next six months, scheduled any
      doctor's visits, medical care, or
      surgery?                                               [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

C.    During the past five years, had a:
      checkup; electrocardiogram; chest x-ray;
      or medical test?                                       [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

D.    During the past five years, had any
      illness, injury or health condition not
      revealed above; or have been recommended
      to have any: hospitalization; surgery;
      medical test; or medication?                           [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

E.    EVER been diagnosed with or treated by a
      member of the medical profession for
      Acquired Immune Deficiency Syndrome
      (AIDS)?                                                [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

F.    EVER tested positive for the AIDS Human
      Immunodeficiency Virus (HIV) or for
      antibodies to the AIDS (HIV) virus?                    [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

G.    EVER used heroin, cocaine, barbituates,
      or other drugs, except as prescribed by
      a physician or other licensed
      practitioner?                                          [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

H.    EVER received treatment from a physician
      or counselor regarding the use of
      alcohol, or the use of drugs, except for
      medicinal purposes; or received treatment
      or advice from an organization that
      assists those who have an alcohol or
      drug problem?                                          [ ]  [ ]        [ ]  [ ]       [ ]   [ ]

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION      PROPOSED INSURED          NAME OF PHYSICIAN             DATE/DURATION        DIAGNOSIS/SEVERITY
 NUMBER             NAME          ADDRESS IF NOT ALREADY PROVIDED       OF ILLNESS        MEDICATIONS/TREATMENT
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

ENB-7-05                                                               XX(xx/0x)

ADDITIONAL INFORMATION

                  USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
                     ATTACH A SEPARATE SHEET IF NECESSARY.

________________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________

ENB-7-05                                                               XX(xx/0x)

14

CERTIFICATION/ AGREEMENT/ DISCLOSURE

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

   An illustration was displayed on computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

     1. Gender (as illustrated)  [ ]M  [ ]F  [ ]Unisex    Age __________________

     2. Rating class
        (e.g. standard,smoker)   [ ]Preferred  [ ]Standard  [ ]Non-smoker
                                 [ ]Smoker
                                 [ ]Other ______________________________________

     3 Type of policy(e.g. L-98, Whole Life)____________________________________

     4. Initial Death Benefit - $_________ Death Benefit Option_________________

     5. Guaranteed Minimum Death Benefit [ ] age 55 [ ] age 65 [ ] age 75
                                         [ ] age 85 [ ] 5 years

     6. Dividend Option_________________________________________________________

     7. Riders_______________________________________$__________________________

              _______________________________________$__________________________

              _______________________________________$__________________________
FRAUD WARNINGS
ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) to this application, will be attached to and become part of the new policy.

- No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- Except as stated in the Temporary Insurance Agreement and receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

ENB-7-05                                                               XX(xx/0x)

CERTIFICATION/ AGREEMENT/ DISCLOSURE

(continued)

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN SECTION 2, QUESTION 2 OF THIS APPLICATION.

- I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

- IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

      The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

(b) the IRS has notified me that I am not subject to backup withholding. (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

I am a U.S. citizen or a U.S. resident alien for tax purposes.

      (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES:

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

  Signed at City, State ______________________________ Date ____________________

- PROPOSED INSURED #1___________________________________________________________
  (age 15 or over)

  Signed at City, State ______________________________ Date ____________________

- PROPOSED INSURED #2 __________________________________________________________
  (age 15 or over)

  Signed at City, State ______________________________ Date ____________________

- OWNER ________________________________________________________________________
  (If other than Proposed Insured)
  (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

  Signed at City, State ______________________________ Date ____________________

- PARENT OR GUARDIAN ___________________________________________________________
  (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

  Signed at City, State ______________________________ Date ____________________

- WITNESS TO SIGNATURES ________________________________________________________
  (Licensed Agent/Producer)

  PLEASE PRINT AGENT/PRODUCER NAME _____________________________________________

ENB-7-05                                                               XX(xx/0x)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

CHECK THE APPROPRIATE COMPANY.

ADDITIONAL OWNERS

PROPOSED INSURED:______________________________________________________________

[ ] METROPOLITAN LIFE INSURANCE COMPANY

[ ] NEW ENGLAND LIFE INSURANCE COMPANY

[ ] METLIFE INVESTORS INSURANCE COMPANY

[ ] METLIFE INVESTORS USA INSURANCE COMPANY

[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY

[ ] METROPOLITAN TOWER LIFE INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".

This supplement will be attached to and become part of the application with which it is used.

SECTION 1

JOINT OR CONTINGENT OWNER

IDENTITY OF JOINT OR CONTINGENT OWNER (if applicable)

  TYPE:     [ ] Joint [ ] Contingent

  IDENTITY: [ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

            [ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

            [ ] Other Person COMPLETE QUESTIONS 1 AND 2.

1. JOINT OR CONTINGENT OWNER IDENTIFICATION

[ ] U.S. Driver's License already provided on page 1 of Application

[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other GOVERNMENT
    ISSUED                                                      ----------
    ------

Issuer of ID____________________________________ ID Issue Date_________________

ID Reference Number_____________________________ ID Expiration Date____________

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

2. JOINT OR CONTINGENT OWNER OTHER THAN PROPOSED INSURED(S)

               FIRST               MIDDLE                    LAST
Name_________________________________________________________________________

Street_______________________________________________________________________

City________________________________________________State________Zip_________

Phone Number__(___)__________________________________________________________

Citizenship_____________________________Country of Permanent Residence_______

                 MONTH   DAY   YEAR
Date of Birth________________________________SSN/Tax ID______________________

Relationship to Proposed Insured(s)__________________________________________

Employer's Name______________________________________________________________

Street_______________________________________________________________________

City__________________________________State____________Zip___________________

Position/Title/Duties__________________________Length of Employment__________

NOTE: P.O. Box numbers CANNOT be accepted for street addresses

SECTION 2 CUSTODIAN ACTING ON BEHALF OF OWNER

                    FIRST               MIDDLE                   LAST
Custodian's name_____________________________________________________________

                        NAME(S) OF MINOR(S)
as custodian for_____________________________________________________________

             NAME OF STATE
under the _________________________Uniform Transfers [or Gifts] to Minors Act.

Street_______________________________________________________________________

City___________________________________________State_______________Zip_______

Relationship to Minor(s)_____________________________________________________

[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other GOVERNMENT
    ISSUED                                                      ----------
    ------

Issuer of ID___________________________ID Issue Date_________________________

ID Reference Number____________________ID Expiration Date____________________

EOWN-32-05

                       THIS PAGE INTENTIONALLY LEFT BLANK.

EOWN-32-05

TEMPORARY INSURANCE AGREEMENT & RECEIPT

PROPOSED INSURED:______________________________________________________________

[ ] METROPOLITAN LIFE INSURANCE COMPANY
[ ] METLIFE INVESTORS INSURANCE COMPANY
[ ] NEW ENGLAND LIFE INSURANCE COMPANY
[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY

                  [ ] METLIFE INVESTORS USA INSURANCE COMPANY

          The Company indicated above is referred to as "the Company."

PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt(the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

  1.  Other than by suicide;

  2.  Before the rider or benefit is declined by the Company; and

  3. While Temporary Insurance is in effect on the life of the Proposed Insured(s).

Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

  1. The Application, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND

  2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus(HIV); Acquired Immune Deficiency Syndrome(AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND

  3.  The Proposed Insured(s) is/are at least 14 days old.

WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date of this Receipt; or(if required at the time the Application is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) if one of the following is provided on the date of the Application:

  1.  Payment of one month's premium for the policy applied for; or

  2.  Properly completed MetLife salary deduction plan form(s); or

  3.  Properly completed government allotment form(s); or

  4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

*Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.

TEMPORARY INSURANCE AGREEMENT & RECEIPT

PAGE 2
(continued)

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Application.

WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

   1. When coverage under a policy issued by the Company as a result of the Application takes effect.

   2. When a policy issued by the Company as a result of the Application is not accepted.

   3. When the Company offers to refund any payment received under this Receipt.

   4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.

   5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.

   6.    One hundred and twenty (120) days from the date of this Receipt.

If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

ALL Premium Checks must be made payable to the Company.

DO NOT: MAKE CHECK PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of:(check one) [ ] $______________________

                     [ ] MetLife salary deduction plan form(s)

                     [ ] Government allotment form(s)

                     [ ] Qualified Plan form(s)

is acknowledged in connection with the Application made on this date in which the

Proposed Insured(s) is (are):________________________________________________

and the plan of insurance is:____________________from________________________
                                                             (Company)

Receipt Date:________________________________________________________________

Title:_______________________________________________________________________

Sales Office:________________________________________________________________

Agent/Producer signature:____________________________________________________

METROPOLITAN LIFE INSURANCE COMPANY NEW ENGLAND LIFE INSURANCE COMPANY GENERAL AMERICAN LIFE INSURANCE COMPANY

New York, NY 10166                              Boston, MA 02116

/s/ Gwenn L. Carr                               /s/ James D. Gaughan
Gwenn L. Carr, Vice-President and Secretary     James D. Gaughan, Secretary

St. Louis, MO 63128

/s/ James D. Gaughan
James D. Gaughan, Secretary

METLIFE INVESTORS USA INSURANCE COMPANY
Wilmington, DE 19899

/s/ Richard C. Pearson
Richard C. Pearson, Executive Vice-President

METLIFE INVESTORS INSURANCE COMPANY
St. Louis, MO 63128

/s/ Richard C. Pearson
Richard C. Pearson, Executive Vice-President

Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETIA-8-05

PART I CHECK THE APPROPRIATE COMPANY.                   OFFICE USE ONLY:       1

TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE

[ ] METROPOLITAN LIFE INSURANCE COMPANY
    200 Park Avenue, New York, NY 10166

[ ] NEW ENGLAND LIFE INSURANCE COMPANY
    501 Boylston Street, Boston, MA 02116-3700

[ ] METLIFE INVESTORS INSURANCE COMPANY
    13045 Tesson Ferry Road, St. Louis, MO 63128

[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
    13045 Tesson Ferry Road, St. Louis, MO 63128

                   [ ] METLIFE INVESTORS USA INSURANCE COMPANY
       222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899
          The Company indicated above is referred to as "the Company".

SECTION 1 PROPOSED  INSURED(S)

1. PROPOSED INSURED #1


                FIRST                  MIDDLE                     LAST
Name____________________________________________________________________________

Street__________________________________________________________________________

City____________________________________State__________Zip______________________

SSN/Tax ID______________________________________________________________________

Home Phone Number (____)_______  Best TIME (2 hour period)
                                 to call:                FROM __________________

Work Phone Number (____)_______  [ ] Daytime [ ] Evening TO ____________________

Cell Phone Number (____)_______  Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Language Preference for Telephone Interview ____________________________________

Driver's License Number _______________________________________ State __________

License Issue Date _________________________ License Expiration Date ___________

Marital Status [ ] Single [ ] Married [ ] Separated  [ ] Divorced  [ ] Widowed

                MONTH     DAY     YEAR
Date of  Birth ________________________ State/Country of Birth _________________

Sex  [ ] Male  [ ] Female

NOTE:
P.O. Box numbers CANNOT be accepted for street addresses.

2. PROPOSED INSURED #2

     Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1 __________________

                FIRST                  MIDDLE                     LAST
Name____________________________________________________________________________

Street__________________________________________________________________________

City____________________________________State__________Zip______________________

SSN/Tax ID______________________________________________________________________

Home Phone Number (____)_______  Best TIME (2 hour period)
                                 to call:                FROM __________________

Work Phone Number (____)_______  [ ] Daytime [ ] Evening TO ____________________

Cell Phone Number (____)_______  Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Language Preference for Telephone Interview ____________________________________

Driver's License Number _______________________________________ State __________

License Issue Date _________________________ License Expiration Date ___________

Marital Status [ ] Single [ ] Married [ ] Separated  [ ] Divorced  [ ] Widowed

                MONTH     DAY     YEAR
Date of  Birth ________________________ State/Country of Birth _________________

Sex  [ ] Male  [ ] Female

IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

ADDITIONAL INSUREDS:
See Supplemental Forms Package.

ETU-20-05

2 If more space is needed, please use the Additional Information Section, Page 8.

SECTION 2 EXISTING OR APPLIED FOR INSURANCE

IF YES -

Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

1. EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any existing or applied for life insurance (L) or annuity (A) contracts with this or any other company?

     PROPOSED INSURED [ ] YES [ ] NO            OWNER [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

   PROPOSED
    INSURED       COMPANY   TYPE       AMOUNT      YEAR OF    ACCIDENTAL    EXISTING OR
(#1, #2, OTHER)             (L,A)   OF INSURANCE    ISSUE    DEATH AMOUNT   APPLIED FOR
---------------------------------------------------------------------------------------
                                                                               [ ] E
                                                                               [ ] A
---------------------------------------------------------------------------------------
                                                                               [ ] E
                                                                               [ ] A
---------------------------------------------------------------------------------------
                                                                               [ ] E
                                                                               [ ] A
---------------------------------------------------------------------------------------
                                                                               [ ] E
                                                                               [ ] A
---------------------------------------------------------------------------------------
                                                                               [ ] E
                                                                               [ ] A
---------------------------------------------------------------------------------------

B. Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance
   (LTC) applied for or planned with THIS Company or its affiliates?
                                                                  [ ] YES [ ] NO

IF YES, provide: Proposed Insured(#1, #2, other)__________Type (D,C,LTC)________

2. REPLACEMENT

A. In connection with this application, has there been, or
   will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection or premium/consideration; or change transaction (except
   conversions) involving an annuity or other life insurance?     [ ] YES [ ] NO


IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

B. Is this an exchange under Internal Revenue
     code section 1035?                                           [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

ETU-20-05

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 3 OWNER

IDENTITY OF PRIMARY OWNER (Check one)

[ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

[ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

[ ] Other Person COMPLETE QUESTIONS 1 AND 2.

[ ] Entity COMPLETE QUESTION 3 ONLY.

1. OWNER IDENTIFICATION

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

[ ] U.S. Driver's License already provided on page 1.(Proposed Insured)

[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other GOVERNMENT
    ISSUED

Issuer of ID________________________________ ID Issue Date______________________

ID Reference Number ________________________ ID Expiration Date ________________

2. OWNER OTHER THAN PROPOSED INSURED(S)

              FIRST                    MIDDLE                    LAST
Name ___________________________________________________________________________

Street__________________________________________________________________________

City ________________________________________ State __________ Zip _____________

Phone Number ( ________________)________________________________________________

Citizenship ___________________ Country of Permanent Residence _________________

                 MONTH        DAY        YEAR
Date of Birth __________________________________ SSN/Tax _______________________

Relationship to Proposed Insured(s) ____________________________________________

Employer's Name ________________________________________________________________

Street__________________________________________________________________________

City ________________________________________ State ___________Zip _____________

Position/Title/Duties_________________________ Length of Employment_____________

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent
    Owner's death.

NOTE: P.O. Box numbers CANNOT be accepted for street addresses.

IF CUSTODIAN is acting on behalf of a minor under UTMA/UGMA, please complete Additional Owner Form in Supplemental Forms package.

3. ENTITY/TRUST AS OWNER

Entity/Trust Type:  [ ] C Corporation  [ ] S Corporation            [ ] LLC
                    [ ] Partnership    [ ] Sole Proprietorship      [ ] Trust

                                                                 MONTH DAY YEAR
Tax ID Number ___________________________________ Date of Trust ________________

Name of Entity/Trust ___________________________________________________________

Name of Trustee(s) _____________________________________________________________

Street _________________________________________________________________________

City ________________________________________ State ___________Zip _____________

Proposed Insured(s) Relationship to Entity _____________________________________

Nature of Business ______________________________ Business Phone _______________

Is entity publicly traded?   [ ] YES [ ] NO

IF NO, please supply one of the following documents: (Indicate which one you are supplying.)

       [ ] Articles of Incorporation/Government Issued Business License

       [ ] LLC Operating Agreement

       [ ] Partnership Agreement

       [ ] Government Issued Certificate of Good Standing


IF TRUST Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS Complete Business Supplement form in Supplemental Forms Package.

ETU-20-05

4

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 4 BENEFICIARY(IES)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

[ ] PRIMARY

[ ] CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR
    ENTITY OWNER.

              FIRST                    MIDDLE                    LAST
Name ___________________________________________________________________________

Street__________________________________________________________________________

City ________________________________________ State __________ Zip _____________

                 MONTH        DAY        YEAR                       NOT REQUIRED
Date of Birth _________________________________________  SSN/Tax ID ____________

Relationship to Proposed Insured(s) ____________________________________________

Percent of Proceeds ______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

              FIRST                    MIDDLE                    LAST
Name ___________________________________________________________________________

Street__________________________________________________________________________

City ________________________________________ State __________ Zip _____________

                 MONTH        DAY        YEAR                    NOT REQUIRED
Date of Birth __________________________________   SSN/Tax ID __________________

Relationship to Proposed Insured(s) ____________________________________________

Percent of Proceeds ______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

              FIRST                    MIDDLE                    LAST
Name ___________________________________________________________________________

Street__________________________________________________________________________

City ________________________________________ State __________ Zip _____________

                 MONTH        DAY        YEAR                    NOT REQUIRED
Date of Birth __________________________________   SSN/Tax ID __________________

Relationship to Proposed Insured(s) ____________________________________________

Percent of Proceeds ______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional Information Section, Page 8.

SECTION 5 CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)


                        FIRST            MIDDLE                LAST
Custodian's name _______________________________________________________________

                                      NAME(S) OF MINOR(S)
as custodian for _______________________________________________________________

               NAME OF STATE
under the __________________________ Uniform Transfers [or Gifts] to Minors Act.

Street__________________________________________________________________________

City ________________________________________ State __________ Zip _____________

Relationship to Minor(s) _______________________________________________________

ETU-20-05

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 6 INFORMATION REGARDING INSURANCE APPLIED FOR

1. PRODUCT & FACE AMOUNT

Product Name____________________________________________________________________

Face Amount $____________(Complete Personal Financial Supplement if $1,000,000 or more.)

[ ] Group Conversion*

Optional Benefits and Riders:
[ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*


    Option Period(s): COMPLETE FOR FIRST DESIGNATED LIFE       $________________
[ ] Guaranteed Survivor Income Benefit (GSIB)
[ ] Term Rider Specify: _______________________________________$________________
[ ] Life Guaranteed Purchase Option (LGPO)
[ ] Acceleration of Death Beanefit Rider (ADBR)*
[ ] Enricher Options(PAIR/VABR)* Specify:______________________$________________
[ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
[ ] Disability Waiver (DW) Specify:____________________________$________________
[ ] Other_______________________________________________________________________

Special Requests/Other:
[ ] Save Age           [ ] Specific Policy Date_________________________________
[ ] Other_______________________________________________________________________

________________________________________________________________________________

Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below.

Include SIGNED & DATED illustration for each policy requested.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan
(for traditional plans), if available?                            [ ] YES [ ] NO

Dividend Options:
[ ] Paid-up Additions  [ ] VAI Equity Additions*   [ ] Premium Reduction
[ ] Cash               [ ] Accumulations/DWI
[ ] Other_______________________________________________________________________


3. ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount: Year 1 $______________Excess/Lump Sum $_________________

Duration of premium payments____________________________________________________

Planned annual unscheduled payment (if applicable): $___________________________

Renewal Premium (if applicable): $______________________________________________

Death Benefit Option/Contract Type______________________________________________

Definition of Life Insurance Test: [ ] Guideline Premium Test [ ] Cash Value Accumulation Test
(if available under policy applied for)

Guaranteed to age:(VUL only) [ ] 65 [ ] 75 [ ] 85 [ ] 5years [ ] Other__________

4. ADDITIONAL INFORMATION FOR QUALIFIED PLANS

Qualified/Non-Qualified Plan number  EGN/PENSION NUMBER

* Complete these forms, if applicable:

-  ADBR

-  Enricher/Equity Additions

-  Group Conversion

- GSPO+ (if more than one Designated Life) These forms can be found in the Supplemental Forms Package.

For Variable Life, also complete Variable Life Supplement.

ETU-20-05

6

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 7 PAYMENT INFORMATION

1. PAYMENT MODE (Check one.)

DIRECT BILL:            [ ] Annual      [ ] Semi-Annual    [ ] Quarterly

ELECTRONIC PAYMENT:     [ ] Monthly

SPECIAL ACCOUNT:        [ ] Government Allotment           [ ] Salary Deduction

Additional Details:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

2. SOURCE OF CURRENT AND FUTURE PAYMENTS (Check all that apply.)

[ ] Earned Income     [ ] Mutual Fund/Brokerage Account    [ ] Money Market Fund

[ ] Savings

[ ] Use of Values in another Life Insurance/Annuity Contract

[ ] Cetificate of Deposit

[ ] Loans               [ ] Other_______________________________________________

3. PAYMENT

Amount collected with application $_____________________________________________
(Must equal at least one monthly premium.)

Premium Payor:
[ ] Proposed Insured #1 [ ] Proposed Insured #2 [ ] Primary Owner

[ ] Other

    Name________________________________________________________________________

    Relationship to Proposed Insured(s)and Owner________________________________

    Reason this person is the Payor_____________________________________________

NOTE:

It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

4. BILLING ADDRESS INFORMATION

[ ] Proposed Insured #1 Address         [ ] Proposed Insured #2 Address

[ ] Primary Owner's Address

[ ] Other Premium Payor's/Alternate Billing Address (Provide details here.)

street__________________________________________________________________________

city_______________________________________state____________Zip_________________

[ ] Special Arrangements
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Proposed Insured #1_____________________________________________________________

Proposed Insured #2_____________________________________________________________

Primary Owner___________________________________________________________________

Joint/Contingent Owner__________________________________________________________

E-MAIL ADDRESSES (optional)

ETU-20-05

If you need more space, please use the Additional Information Section, Page 8.

PART II

SECTION 1 GENERAL RISK QUESTIONS

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

1. CITIZENSHIP/RESIDENCY

   A. Are all persons to be insured U.S. Citizen?                 [ ] YES [ ] NO
IF NO, please provide details:

Proposed Insured(s) _____________________ Country of Citizenship _______________

Visa Type/ID ____________________________ Visa Number __________________________

Expiration Date _________________________ Length of Time in U.S. _______________

[ ] Check here if currently applying for a Social Security number.

   B. Are all persons to be insured permanent residents of the
   United States?                                                 [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________

Country of Residence____________________________________________________________

If you need more space, please use the Additional Information Section, below and on Page 8.

2. Has any person to be insured ever received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus(HIV); Acquired Immune Deficiency Syndrome(AIDS); coronary heart disease; stroke; alcohol abuse; or drug abuse?
                                                                  [ ] YES [ ] NO

IF YES, do not collect advance payment.

ADDITIONAL INFORMATION

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ETU-20-05

8

                  USE THIS PAGE FOR ANY ADDITIONAL INFORMATION
                      ATTACH A SEPARATE SHEET IF NECESSARY.

ADDITIONAL INFORMATION

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ETU-20-05

CERTIFICATION/ AGREEMENT/ DISCLOSURE

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY
    APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

    An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

1. Gender (as illustrated)              [ ] M  [ ] F  [ ] Unisex   Age _________

2. Rating class (e.g. Standard, smoker) [ ] Preferred [ ] Standard [ ] Non-smoker
                                        [ ] Smoker    [ ] Other _________________

3. Type of policy (e.g. L-98, Whole Life) ______________________________________

4. Initial Death Benefit $______________ Death Benefit Option __________________

5. Guaranteed Minimum Death Benefit     [ ] age 55    [ ] Age 65   [ ] age 75
                                        [ ] Age 85    [ ] 5 years

6. Dividend Option _____________________________________________________________

7. Riders __________________________________ $ _________________________________

          __________________________________ $ _________________________________

          __________________________________ $ _________________________________

FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE

I HAVE READ THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL ANSWERS GIVEN AND STATEMENTS MADE ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this Tele-Underwriting Application, on any supplements or amendments, during the tele-underwriting interview, and during any paramedical/medical exam are the basis of any policy issued.

- My acceptance of any insurance policy means I agree to any changes shown on the Application for Individual and Multi-Life Life Insurance that will be included in the policy.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) that become part of the application, will be attached to and become part of the new policy.

-   The tele-underwriting interview will be recorded by the Company.

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- No information will be deemed to have been given to the Company unless it is stated in this Tele-Underwriting Application for Life Insurance and its supplement(s), during the tele-underwriting interview, during a paramedical/medical exam, or on an amendment.

ETU-20-05

10

- Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the tele-underwriting interview; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date the tele-underwriting interview was completed.

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN THE APPROPRIATE QUESTION OF PART I OF THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE.

- IF I HAVE APPLIED FOR A VARIABLE LIFE PRODUCT, THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE IS THE APPLICATION REFERRED TO IN THE POLICY, IF APPLICABLE: FOR THE PURPOSES OF THE FREE LOOK PERIOD DURING WHICH I CAN RETURN THE POLICY TO THE COMPANY AND RECEIVE A REFUND; AND FOR THE PURPOSES OF THE INVESTMENT START DATE.

- I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

- IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

    The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

(b) the IRS has notified me that I am not subject to backup withholding. (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

    I am a U.S. citizen or a U.S. resident alien for tax purposes. (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES:

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

    Signed at City, State ______________________________ Date __________________

-   PROPOSED INSURED #1 ________________________________________________________
    (age 15 or over)

    Signed at City, State ______________________________ Date __________________

-   PROPOSED INSURED #2 ________________________________________________________
    (age 15 or over)

    Signed at City, State ______________________________ Date __________________

-   OWNER ______________________________________________________________________
    (If other than Proposed Insured)
    (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

    Signed at City, State ______________________________ Date __________________

-   PARENT OR GUARDIAN _________________________________________________________
    (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

    Signed at City, State ______________________________ Date __________________

-   WITNESS TO SIGNATURES ______________________________________________________
    (Licensed Agent/Producer)

    PLEASE PRINT AGENT/PRODUCER NAME ___________________________________________

ETU-20-05

TEMPORARY INSURANCE AGREEMENT & RECEIPT

PROPOSED INSURED: ______________________________________________________________

[ ] METROPOLITAN LIFE INSURANCE COMPANY

[ ] METLIFE INVESTORS INSURANCE COMPANY

[ ] NEW ENGLAND LIFE INSURANCE COMPANY

[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY

[ ] METLIFE INVESTORS USA INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the Tele-underwriting Application for Life Insurance and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

    1. Other than by suicide;

    2. Before the rider or benefit is declined by the Company; and

    3. While Temporary Insurance is in effect on the life of the Proposed Insured(s).

Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

    1. The Tele-underwriting Application for Life Insurance and tele-underwriting interview, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND

    2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND

    3.  The Proposed Insured(s) is/are at least 14 days old.

WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date the tele-underwriting interview is completed; or (if required at the time the Tele-Underwriting Application for Life Insurance is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) provided that one of the following is received on the date of the Tele-Underwriting Application for Life
Insurance:

    1.  Payment of one month's premium for the policy applied for; or

    2.  Properly completed MetLife salary deduction plan form(s); or

    3.  Properly completed government allotment form(s); or

    4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

* Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.

ETUTIA-21-05                                                           XX(xx/0x)

TEMPORARY INSURANCE AGREEMENT & RECEIPT

(continued)

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required tele-underwriting interview and/or medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Tele-underwriting Application for Life Insurance.

WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

    1. When coverage under a policy issued by the Company as a result of the Application takes effect.

    2. When a policy issued by the Company as a result of the Application is not accepted.

    3. When the Company offers to refund any payment received under this Receipt.

    4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.

    5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.

    6.  One hundred and twenty (120) days from the date of this Receipt.

If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of: (check one) [ ] $ ___________________________________
                        [ ] MetLife salary deduction plan form(s)
                        [ ] Government allotment form(s)
                        [ ] Qualified Plan form(s)

is acknowledged in connection with the Application made on this date in which the

Proposed Insured(s) is (are): __________________________________________________

and the plan of insurance is: ______________________ from ______________________
                                                                (Company)

Receipt Date: __________________________________________________________________

Title: _________________________________________________________________________

Sales Office: __________________________________________________________________

Agent/Producer signature: ______________________________________________________

  METROPOLITAN LIFE INSURANCE COMPANY NEW ENGLAND LIFE INSURANCE COMPANY
                                 GENERAL AMERICAN LIFE INSURANCE COMPANY
  New York, NY 10166             Boston, MA 02116          St. Louis, MO 63128
  /s/ Gwenn L. Carr,             /s/ James D. Gaughan,     /s/ James D. Gaughan,
  Gwenn L. Carr,                 James D. Gaughan,         James D. Gaughan,
  Vice-President and Secretary   Secretary                 Secretary

METLIFE INVESTORS USA INSURANCE COMPANY      METLIFE INVESTORS INSURANCE COMPANY
Wilmington, DE 19899                         St. Louis, MO 63128
/s/ Richard C. Pearson,                      /s/ Richard C. Pearson,
Richard C. Pearson,                          Richard C. Pearson,
Executive Vice-President                     Executive Vice-President

Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ALL Premium Checks must be made payable to the Company.

DO NOT: MAKE CHECK PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

ETUTIA-21-05                                                           XX(xx/0x)

VARIABLE LIFE SUPPLEMENT

PROPOSED INSURED:______________________________________________________________

NEW ENGLAND LIFE INSURANCE COMPANY

This supplement will be attached to and become part of the application with which it is used.

IMPORTANT INFORMATION FOR THE OWNER-PLEASE READ CAREFULLY

Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These products are long-term investments that may have significant short term surrender charges. Variable Life Insurance is designed to provide death benefit protection while offering the potential for long-term cash accumulation and may not be appropriate in situations where significant liquidation of assets in the near future is expected.

THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

OWNER'S INFORMATION

Tax bracket__________%      Liquid Net Worth  $_____________________
                            (Exclude personal residence, automobile & home furnishings.)

Prior Investment Experience(Choose all that apply and indicate your years of experience)

[ ] Certificate of Deposit ______ years     [ ] Stocks _____ years       [ ] Mutual Funds       ____ years
[ ] Money Markets _______________ years     [ ] Bonds  _____ years
[ ] Other _______________________________________________________________________________       ____ years

Is Owner(s) an associated person of a broker dealer?             [ ] YES  [ ] NO

INVESTMENT OBJECTIVE AND RISK TOLERANCE

INVESTMENT OBJECTIVE         RISK TOLERANCE
Indicate the investment      Have you completed the Asset Allocation Questionnaire? [ ] YES  [ ] NO
objective for your policy's  IF YES,please submit with application.
funding options.
                             Indicate risk tolerance below.(Choose only one) Be
                             sure it supports the investment objective and your
                             risk tolerance for this policy.

[ ] Capital Preservation    [ ] Conservative  [ ] Conservative to Moderate
[ ] Income                  [ ] Conservative  [ ] Conservative to Moderate  [ ] Moderate
[ ] Growth & Income         [ ] Moderate      [ ] Moderate to Aggressive
[ ] Growth                                    [ ] Moderate to Aggressive    [ ] Aggressive
[ ] Aggressive Growth                         [ ] Moderate to Aggressive    [ ] Aggressive


Capital Preservation        Seeks income and stability with minimal risk.
Income                      Seeks current income over time.
Growth & Income             Seeks capital appreciation over long term combined with current dividend income.
Growth                      Seeks capital appreciation over long term .
Aggressive Growth           Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities
                                                                       Continued

NFND-4-05 FF                                                             (05/05)

OPTIONAL AUTOMATED INVESTMENT STRATEGIES

You may select ONLY ONE of the following, if feature is available on product you are applying for.

IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE INVESTMENT ALLOCATION SECTION ON THE NEXT PAGE.

[ ] DOLLAR COST AVERAGING

A percent of premium must be allocated to the Source Fund you have chosen.

Election of this feature does not change the allocation of future payments.

Automatically transfers a set amount of money monthly from a Source Fund that you choose to the destination funding options that you choose.

Transfer Amount $_______________________________________________________________

Source Fund (NOT Fixed Account)_________________________________________________

Day of month for transfer (not 29,30,31)____________

Destination funding options - indicate dollar amount to be transferred to each in Dollar Cost Averaging column on the next page. You must transfer a minimum of $100 to each funding option.

End Date (Optional) _____/_____/_______
                      M     D      Y

Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

[ ] PORTFOLIO REBALANCING

Election of this feature does not change the allocation of future payments.

Automatically rebalances the cash values in all the selected funding options to the allocation percentages you select. The allocation selections for rebalancing can be different than the allocation percentages chosen for your premium payments.

[ ] Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

[ ] Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the Portfolio Rebalancing column on the next page.

Choose ONE of the following options:
[ ]  Periodic Rebalancing
      [ ]  Monthly
      [ ]  Quarterly
      [ ]  Semi-annually
      [ ]  Annually

[ ]  Variance Rebalancing
     Allows the allocation percentages to be maintained within a specified variance range on a monthly basis. Rebalancing will occur on any monthly anniversary in which any of the accounts selected are outside of the variance range chosen.
     [ ] 5% [ ] 10% [ ] 15% [ ] 20%

                                                                     Continued

NFND-4-05 FF                                                             (05/05)

INVESTMENT ALLOCATION

Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated on the first page of this form. Some funding options may be appropriate for the more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

Indicate Initial Allocation in whole percentages; must equal 100%.

Use this column only if you have chosen an option on previous page.

                                                                                                  DOLLAR COST AVERAGING $
RISK LEVEL       PORTFOLIO NAME                                               INITIAL ALLOCATION  PORTFOLIO REBALANCING %
CONSERVATIVE     Fixed Account                                                __________________  _______________________
                 BlackRock Money Market Portfolio                             __________________  _______________________
                 Salomon Brothers U.S. Government Portfolio                   __________________  _______________________

CONSERVATIVE TO  BlackRock Bond Income Portfolio                              __________________  _______________________
MODERATE         Lehman Brothers(R) Aggregate Bond Index Portfolio            __________________  _______________________
                 PIMCO Total Return Portfolio                                 __________________  _______________________

MODERATE         Salomon Brothers Strategic Bond Opportunities Portfolio      __________________  _______________________
                 Lord Abbett Bond Debenture Portfolio                         __________________  _______________________
                 BlackRock Diversified Portfolio                              __________________  _______________________
                 MFS Total Return Portfolio                                   __________________  _______________________
                 Neuberger Berman Real Estate Portfolio                       __________________  _______________________

MODERATE TO      American Funds Growth-Income Fund                            __________________  _______________________
AGGRESSIVE       BlackRock Large Cap Value Portfolio                          __________________  _______________________
                 Davis Venture Value Portfolio                                __________________  _______________________
                 FI Value Leaders Portfolio                                   __________________  _______________________
                 Fidelity VIP Equity-Income Portfolio                         __________________  _______________________
                 Harris Oakmark Large Cap Value Portfolio                     __________________  _______________________
                 Harris Oakmark Focused Value Portfolio                       __________________  _______________________
                 Neuberger Berman Mid Cap Value Portfolio                     __________________  _______________________
                 BlackRock Investment Trust Portfolio                         __________________  _______________________
                 MetLife Stock Index Portfolio                                __________________  _______________________
                 MFS Investors Trust Portfolio                                __________________  _______________________
                 Zenith Equity Portfolio                                      __________________  _______________________
                 BlackRock Strategic Value Portfolio                          __________________  _______________________
                 FI Mid Cap Opportunities Portfolio                           __________________  _______________________
                 Met/AIM Mid Cap Core Equity Portfolio                        __________________  _______________________
                 MetLife Mid Cap Stock Index Portfolio                        __________________  _______________________

AGGRESSIVE       FI International Stock Portfolio                             __________________  _______________________
                 Fidelity VIP Overseas Portfolio                              __________________  _______________________
                 Harris Oakmark International Portfolio                       __________________  _______________________
                 MFS Research International Portfolio                         __________________  _______________________
                 Morgan Stanley EAFE(R) Index Portfolio                       __________________  _______________________
                 Oppenheimer Global Equity Portfolio                          __________________  _______________________
                 American Funds Growth Fund                                   __________________  _______________________
                 BlackRock Legacy Large Cap Growth Portfolio                  __________________  _______________________
                 Janus Aggressive Growth Portfolio                            __________________  _______________________
                 Jennison Growth Portfolio                                    __________________  _______________________
                 Oppenheimer Capital Appreciation Portfolio                   __________________  _______________________
                 T. Rowe Price Large Cap Growth Portfolio                     __________________  _______________________
                 BlackRock Aggressive Growth Portfolio                        __________________  _______________________
                 Loomis Sayles Small Cap Portfolio                            __________________  _______________________
                 Russell 2000(R) Index Portfolio                              __________________  _______________________
                 T. Rowe Price Mid-Cap Growth Portfolio                       __________________  _______________________
                 Franklin Templeton Small Cap Growth Portfolio                __________________  _______________________
                 Met/AIM Small Cap Growth Portfolio                           __________________  _______________________
                 T. Rowe Price Small Cap Growth Portfolio                     __________________  _______________________
                 American Funds Global Small Capitalization Fund              __________________  _______________________
                 RCM Global Technology Portfolio                              __________________  _______________________

OTHER            MetLife Conservative Allocation Portfolio                    __________________  _______________________
                 MetLife Conservative to Moderate Allocation Portfolio        __________________  _______________________
                 MetLife Moderate Allocation Portfolio                        __________________  _______________________
                 MetLife Moderate to Aggressive Allocation Portfolio          __________________  _______________________
Write in any     MetLife Aggressive Allocation Portfolio                      __________________  _______________________
available funds
not listed
above.

                                                                       Continued

NFND-4-05 FF                                                             (05/05)

OTHER IMPORTANT OWNER QUESTIONS

1. I elect to have the monthly deduction from the cash values taken as follows:

[ ] Proportionately from the funding options based on the cash value in each at the time of the deduction.

[ ]  From one specific funding option (if available). Specify__________________

If you have chosen a specific funding option, please note that if that funding option has insufficient cash value to pay the monthly charges, these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

2. Have you received a prospectus for the policy applied for? [ ] YES [ ] NO IF YES, please indicate:

Date of prospectus:_____________________________________________________________

Date of any prospectus supplement package:______________________________________

3. Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to completing this application? [ ] YES [ ] NO IF NO, please indicate on what basis was this product recommended?

4.   Do you understand that:

     A. The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees provided by the policy? [ ] YES [ ] NO

     B. There is no guaranteed minimum cash value and the cash value may increase or decrease depending on the policy's investment return?
          [ ] YES [ ] NO

5. Do you believe that this policy and the funding options you have selected will meet your insurance needs and financial objectives? [ ] YES [ ] NO

6. If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:




NFND-4-05 FF                                                             (05/05)